                                                [X] Check here if applying for
                                                    Additional Proposed Insured.

Variable Life Insurance Application Part 1
------------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

=====================================================================================================================
1. a. Insured (Last Name, First Name, Middle Initial, Maiden Name)                      b. Date of Birth (MM/DD/YYYY)
      Doe, John                                                                            06/01/1966
---------------------------------------------------------------------------------------------------------------------
   c. Age    d. Sex    e. Marital Status    f. Social Security/Tax ID No.    g. Driver's License No./State
      35        M         Married              123-45-6789                      123-45-6789/NY
---------------------------------------------------------------------------------------------------------------------
   h. Home Telephone   i. State/Country of Birth    j. Legal Citizenship  [X] U.S.  [ ] Other (Specify)
      [ ] Unlisted
      (800)123-4567       NY/USA
---------------------------------------------------------------------------------------------------------------------
   k. Residence Address (No. & St., City, State, Zip)                           l. How long at this address?
      123 Main St., Anytown, NY 00000                                              5 yrs.       mos.
=====================================================================================================================
2. a. Occupation    b. Job title--Duties (Be Specific)     c. Employed By       d. Time Employed There
      Manager          VP - Management                        Acme Corp.           5 yrs.
---------------------------------------------------------------------------------------------------------------------
   e. Business Address (No. & St., City, State, Zip)                            f. Work Telephone
      123 Johnson ave., Anytown, NY 00000                                             (800) 222-3333
=====================================================================================================================
3. a. Secondary Addressee Name                  b. Address (No. & St., City, State, Zip)
      None
=====================================================================================================================
4. a. Owner (Last, First, M.I.)(If Other than the Prop. Ins.)(If Trust,         b. Social Security/Tax ID
      give full name of Trust, Trustee and date of trust agreement)
      Insured
---------------------------------------------------------------------------------------------------------------------
   c. Address (No. & St., City, State, Zip)

=====================================================================================================================
5. a. Payor (Last Name, First, M.I.)(Always complete if different from 1.a. or 4.a.)
      Insured
---------------------------------------------------------------------------------------------------------------------
   b. Billing Address (No. & St., City, State, Zip)(Always complete if different from 1.k. or 4.c.)

=====================================================================================================================
6. Beneficiary Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [ ]

       Primary    Full Name (Last, First, M.I.)/Name of Trust/Trustee  % of Share  Relationship   Age   Date of Trust
                  Doe, Mary                                            100%        daughter        5
---------------------------------------------------------------------------------------------------------------------
                  Address (No. & St., City, State, Zip)
                  Same
---------------------------------------------------------------------------------------------------------------------
   [ ] Primary    Full Name (Last, First, M.I.)/Name of Trust/Trustee  % of Share  Relationship   Age   Date of Trust
   [ ] Contingent
---------------------------------------------------------------------------------------------------------------------
                  Address (No. & St., City, State, Zip)

---------------------------------------------------------------------------------------------------------------------
   [ ] Primary    Full Name (Last, First, M.I.)/Name of Trust/Trustee  % of Share  Relationship   Age   Date of Trust
   [ ] Contingent
---------------------------------------------------------------------------------------------------------------------
                  Address (No. & St., City, State, Zip)

=====================================================================================================================
7. a. Plan of Insurance

---------------------------------------------------------------------------------------------------------------------
   b. Base Specified                     Modified Base                           Total Initial
      Amount $75,000.00                  Specified Amount $25,000.00             Coverage $100,000.00
---------------------------------------------------------------------------------------------------------------------
   c. Optional Benefits: Note - not all options available for all product types and in all states.
            [X] Accidental Death Benefit Rider   [X] Additional Proposed Insured   [X] Child Rider
            [X] 4-Year Term                      [X] Waiver of COI
            [ ] Other
                     -----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
   d. Death Benefit Options (Elect One)         e. Rider Amounts (Please Complete Additional Proposed Insured and/or
                                                   Child Rider Section)
      [ ] Option A: Specified Amt. Plus            1. Additional Proposed Insured    2. Children (Maximum $10,000)
          Account Value (Increasing)                  $75,000.00                        $2,000.00
      [X] Option B: Specified Amount (Level)
      [ ] Other
               ------------------------------
---------------------------------------------------------------------------------------------------------------------
   f. Policy Date  g. Life Insurance Test  h. Premium Mode: [ ]Monthly Bank Draft [ ]Single Premium [ ]Gov. Allotment
      Requested       [X] GPT    [ ] CVAT                   [X]Annually           [ ]Semiannually   [ ]Quarterly
      07/01/2001
---------------------------------------------------------------------------------------------------------------------
   i. Planned Periodic Premium Requested   j. Initial Premium Paid with Application     k. Lump Sum
      (Per Mode Elected in h.)
      $1,485.60                               $1,485.60                                    $-0-
=====================================================================================================================

Variable Life Insurance Application Part 1
------------------------------------------
Continued

=====================================================================================================================
8. Proposed Insured's Insurance Needs (Complete either the Personal or Business section.
   Explain "Yes" answers in REMARKS.)
---------------------------------------------------------------------------------------------------------------------
   [X] a. Personal:   [ ] Income Replacement   [ ] Debt Repayment   [X] Estate Conservation   [ ] Other (Explain)

---------------------------------------------------------------------------------------------------------------------
       1. Personal    Gross Annual             Total                Total                     Net
          Finances:   Income 75,000 -          Assets 250,000 -     Liabilities 100,000 -     Worth 150,000 -
---------------------------------------------------------------------------------------------------------------------
       2. Within the past 5 years, has the insured filed for bankruptcy or had any
          judgements or liens filed against him/her?   [ ] Yes  [X] No
---------------------------------------------------------------------------------------------------------------------
   [ ] b. Business:   [ ] Buy-Sell             [ ] Key Employee    [ ]Secure Credit    [ ] Other (Explain)

---------------------------------------------------------------------------------------------------------------------
       1. Business    Total Assets   Total Liabilities   Net Worth   % of the business owned?   Gross Annual Salary
          Finances:                                                                             (include bonus)
---------------------------------------------------------------------------------------------------------------------
       2. Is business insurance applied for or in force on other key members of the business?
          (Explain either answer in REMARKS.)  [ ] Yes  [ ] No
       3. Within the past 5 years, has the business filed for bankruptcy or had any lien or judgements filed against it?  [ ] Yes  [ ] No
=====================================================================================================================
9. Existing Insurance/Replacement (Explain "Yes" answers in REMARKS. Additional forms may be acquired.)   Yes   No
   a. Does proposed insured have existing life insurance or annuities? .................................. [ ]   [X]
   b. If "Yes," to Question 9.a., will the insurance applied for in this
      application replace, end or change any existing life insurance or annuities? ...................... [ ]   [X]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
---------------------------------------------------------------------------------------------------------------------
Full Name of Company            Replacing?      $ Amount        Year Issued     Beneficiary(ies)
                                Yes    No
---------------------------------------------------------------------------------------------------------------------
                                [ ]    [ ]
---------------------------------------------------------------------------------------------------------------------
                                [ ]    [ ]
---------------------------------------------------------------------------------------------------------------------
                                [ ]    [ ]
=====================================================================================================================
10.Tobacco and Nicotine Use
a. Mark the one item that best describes your history of tobacco and other
   nicotine product use:   [X] Never Used   [ ] Totally Stopped   [ ] Use Now
b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.
   [ ] Less Than 1 Yr.                  [ ] 1 or more/less than 2 Yrs.        [ ] 2 or more/less than 3 Yrs.
   [ ] 3 or more/less than 5 Yrs.       [ ] 5 or more Yrs.
=====================================================================================================================
11.History (Explain "Yes" answers in REMARKS.)                                                           Yes   No
   a. Do you have any other application or informal inquiry for life insurance pending
      in any company or society? ....................................................................... [ ]   [X]
   b. Have you ever had an application or reinstatement request for life or disability insurance refused, postponed, limited, withdrawn or cancelled, or have you been
      asked to pay a higher premium? ................................................................... [ ]   [X]
   c. Have you ever been convicted of a misdemeanor or felony? ......................................... [ ]   [X]
   d. Have you ever requested or received a Worker's Compensation, Social Security or
      disability income payment, excluding a pregnancy related payment? ................................ [ ]   [X]
   e. In the past 5 years, has your driver's license been suspended or revoked? ........................ [ ]   [X]
   f. In the past 5 years, have you been convicted of, or pled guilty or no contest to,
      reckless driving or driving under the influence of alcohol or drugs? ............................. [ ]   [X]
   g. In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than for a scheduled commercial airline?
      (If "Yes," complete Aviation Supplement.) ........................................................ [ ]   [X]
   h. In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes," complete appropriate
      activities Supplement(s).) ....................................................................... [ ]   [X]
   i. Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete
      Foreign Residence/Travel Supplement.) ............................................................ [ ]   [X]
   j. In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse; diabetes; tumor, cancer or other malignancy;
      disorder of the digestive system; kidney or liver disease? ....................................... [ ]   [X]
   k. In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency
      Syndrome) made by a member of the medical profession? ............................................ [ ]   [X]
=====================================================================================================================
12.REMARKS (For explanations and special requests. Identify applicable item number and letter. If additional space is needed, use an additional sheet of paper.)

Variable Life Insurance Application-Additional Proposed Insured Part 1
----------------------------------------------------------------------
Continued

=====================================================================================================================
1. a. Insured (Last Name, First Name, Middle Initial, Maiden Name)                      b. Date of Birth (MM/DD/YYYY)
      [Illegible]                                                                          06/15/1971
---------------------------------------------------------------------------------------------------------------------
   c. Age     d. Sex    e. Marital Status     f. Social Security/Tax ID No.     g. Driver's License No./State
      30         F         Married               ###-##-####                       ###-##-####/NY
---------------------------------------------------------------------------------------------------------------------
   h. Home Telephone    i. State/Country of Birth    j. Legal Citizenship  [X] U.S.  [ ] Other (Specify)
      [ ] Unlisted
      (800) 123-4567       NY/USA
---------------------------------------------------------------------------------------------------------------------
   k. Residence Address (No. & St., City, State, Zip)                           l. How long at this address?
      123 Main St., Anytown, NY00000                                               5 yrs.       mos.
=====================================================================================================================
2. a. Occupation        b. Job Title--Duties (Be Specific)      c. Employed By          d. Time Employed There
      Homemaker                                                                            5yrs
---------------------------------------------------------------------------------------------------------------------
   e. Business Address (No. & St., City, State, Zip)                                    f. Work Telephone
                                                                                           (     )
=====================================================================================================================
3. Beneficiary - for Additional Insured Rider only - does not apply to join policies.
   Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [ ]

---------------------------------------------------------------------------------------------------------------------
       Primary      Full Name (Last, First, M.I.)/Name of Trust/Trustee  % of Share  Relationship  Age  Date of Trust
                    Doe, Mary                                            100%        daughter       5
---------------------------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)
                    Same
---------------------------------------------------------------------------------------------------------------------
   [ ] Primary      Full Name (Last, First, M.I.)/Name of Trust/Trustee  % of Share  Relationship  Age  Date of Trust
   [ ] Contingent
---------------------------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)

=====================================================================================================================
4. Existing Insurance/Replacement (Explain "Yes" answers in REMARKS. Additional forms may be required.)  Yes   No
   a. Does proposed insured have existing life insurance or annuities? ................................. [ ]   [X]
   b. If "Yes," to Question 4.a., will the insurance applied for in this application
      replace, end or change any existing life insurance or annuities? ................................. [ ]   [X]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
---------------------------------------------------------------------------------------------------------------------
Full Name of Company            Replacing?      $ Amount        Year Issued     Beneficiary(ies)
                                Yes    No
---------------------------------------------------------------------------------------------------------------------
                                [ ]    [ ]
---------------------------------------------------------------------------------------------------------------------
                                [ ]    [ ]
---------------------------------------------------------------------------------------------------------------------
                                [ ]    [ ]
=====================================================================================================================
5. Tobacco and Nicotine Use
a. Mark the one item that best describes your history of tobacco and other nicotine
   product use:   [ ] Never Used   [ ] Totally Stopped    [X] Use Now
b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.
   [ ] Less Than 1 Yr.              [ ] 1 or more/less than 2 Yrs.   [ ] 2 or more/less than 3 Yrs.
   [ ] 3 or more/less than 5 Yrs.   [ ] 5 or more Yrs.
=====================================================================================================================
6. History (Explain "Yes" answers in REMARKS.)                                                           Yes   No
   a. Do you have any other application or informal inquiry for life insurance pending
      in any company or society? ....................................................................... [ ]   [X]
   b. Have you ever had an application or reinstatement request for life or disability insurance refused, postponed, limited, withdrawn or cancelled, or have you been
      asked to pay a higher premium? ................................................................... [ ]   [X]
   c. Have you ever been convicted of a misdemeanor or felony? ......................................... [ ]   [X]
   d. Have you ever requested or received a Worker's Compensation, Social Security or
      disability income payment, excluding a pregnancy related payment? ................................ [ ]   [X]
   e. In the past 5 years, has your driver's license been suspended or revoked? ........................ [ ]   [X]
   f. In the past 5 years, have you been convicted of, or pled guilty or no contest to,
      reckless driving or driving under the influence of alcohol or drugs? ............................. [ ]   [X]
   g. In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than for a scheduled commercial airline?
      (If "Yes," complete Aviation Supplement.) ........................................................ [ ]   [X]
   h. In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes," complete appropriate
      activities Supplement[s].) ....................................................................... [ ]   [X]
   i. Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete
      Foreign Residence/Travel Supplement.) ............................................................ [ ]   [X]
   j. In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse; diabetes; tumor, cancer or other malignancy;
      disorder of the digestive system; kidney or liver disease? ....................................... [ ]   [X]
   k. In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency
      Syndrome) made by a member of the medical profession? ............................................ [ ]   [X]
=====================================================================================================================
REMARKS (For explanations and special requests. Identify applicable item number and letter on an additional sheet of paper.)

==========================================================================================================================
Application for Children's Term Life Insurance                          No insurance will be provided on a child before
----------------------------------------------                          age 15 days or after the child's 18th birthday. A
Continued                                                               child who is full-time student and who has not yet
                                                                        attained his/her 22nd birthday may become an
                                                                        insured child.
==========================================================================================================================
1. Proposed Insured Children (Eligible children include natural and legally adopted children of the Proposed Insured).

Name of Proposed Insured Child                         State     Date ofBirth    Height    Weight   Social Security Number
(First, Middle, Last)            Sex   Relationship   of Birth   (MM/DD/YYYY)   (ft./in)   (Ibs.)   (If assigned)
--------------------------------------------------------------------------------------------------------------------------
Mary Doe                          F     Daughter        NY         06/05/1996       4'0"     50          ###-##-####
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
2. Proposed Insured Child's Existing Insurance/Replacement (Explain "Yes"  answers in REMARKS. Additional
   forms may be required.)                                                                                      Yes   No
   a.Does any proposed insured child have existing life insurance or annuities?...............................  [ ]   [X]
   b.If "Yes," to Question 3.a., will the insurance applied for in this application replace, end or change any existing life insurance or annuities?
     (If "Yes," you may be required to review and sign additional forms)......................................  [ ]   [X]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
--------------------------------------------------------------------------------------------------------------------------
                                                Replacing?
Child's Name      Full Name of Company          Yes     No       $ Amount      Year Issued       Beneficiary(ies)
--------------------------------------------------------------------------------------------------------------------------
                                                [ ]    [ ]
--------------------------------------------------------------------------------------------------------------------------
                                                [ ]    [ ]
--------------------------------------------------------------------------------------------------------------------------
                                                [ ]    [ ]
==========================================================================================================================
Medical Information

Explain "Yes" answers in REMARKS. Identify condition and Proposed Insured Child  to whom condition applies.
Include diagnoses, dates, durations, treatments and medications prescribed, and names and addresses of all attending care providers and treatment facilities.
                                                                                                                Yes   No

3. Has any Proposed Insured Child had, been told he or she had, or been treated for:
   a. heart murmur or disease of the heart or blood vessels?..................................................  [ ]   [X]
   b. diabetes or disorder of the thyroid or other endocrine gland(s)? .......................................  [ ]   [X]
   c. deformity or congenital abnormality?....................................................................  [ ]   [X]
   d. cancer or cancer-related disease? ......................................................................  [ ]   [X]
   e. convulsions or seizures or any other neurological disorder? ............................................  [ ]   [X]
   f. disorder of the respiratory system? ....................................................................  [ ]   [X]
   g. disorder of the digestive or genitourinary systems? ....................................................  [ ]   [X]

4. Has any Proposed Insured Child:
   a. been examined by, received treatment from, or been advised to receive treatment from a care provider
      or medical facility for any reason during the past 5 years?.............................................  [ ]   [X]
   b. ever been a patient in a treatment facility?............................................................  [ ]   [X]
   c. ever used alcoholic beverages or ever used any of the following other than as prescribed by a
      care provider: narcotics, stimulants, sedatives, hallucinogens, or any controlled substances?...........  [ ]   [X]

5. In the past 10 years, has any Proposed Insured Child had a diagnosis of AIDS (Acquired Immune
   Deficiency Syndrome) or HIV (Human Immunodeficiency Virus) made by a member of the
   medical profession? .......................................................................................  [ ]   [X]
==========================================================================================================================
6. REMARKS (For explanations and special requests. Identify applicable item number and letter, use an additional sheet of paper if necessary.)

Variable Life Insurance Application Part 1
------------------------------------------
Continued
================================================================================
AGREEMENT

All answers to the questions in this application and any medical examinations required, are complete and true to the best of my knowledge and belief. No information has been furnished which is not recorded in those answers. I agree that:

1. The answers to those questions, together with this agreement, are the basis for issuing any policy. No information has been furnished which is not recorded in the answers.
2. Except as otherwise provided in the Temporary Insurance Agreement, insurance will be effective as of the date on the policy, but not until I pay the full first premium, while all persons proposed for insurance are insurable under the Company's published underwriting rules.
3. To the extent permitted by law, I waive all rights that control the disclosure of medical information.
4. The Company is not bound by any knowledge or statement made to any agent, broker or other representative unless set forth in this application.
5. I acknowledge receipt of, and I have read the Investigative Consumer Report Notice and the Medical Information Bureau Disclosure Notice.
6. No one, except the President or a Vice President of GE Capital Life Assurance Company of New York (GE Capital Life) can make or change any contract of insurance.
7.  This application is to be attached to and made a part of the policy.

AUTHORIZATION

I authorize any physician, medical professional, hospital, clinic or medical care institution, to disclose to GE Capital Life, its reinsurers, or any consumer reporting agency acting on its behalf, information about me. I also authorize the Medical Information Bureau, any consumer reporting agency, insurer, reinsurer, employer, relative, friend or neighbor to do likewise. The above parties are authorized to disclose information relating to employment, other insurance coverage, past and present physical and mental conditions, character, habits, avocations, finances, general reputation, credit and other personal characteristics.

I authorize GE Capital Life to obtain a copy of my motor vehicle record from the Department of Motor Vehicles or other appropriate state agency.

I understand that GE Capital Life will collect this information for the purpose of determining eligibility for insurance. I also understand that GE Capital Life may review this information in connection with claims that are later submitted to it.

I understand that I may request to receive, in writing, the specific reason for an adverse underwriting decision.

I agree that this authorization will be valid for twenty-six months from the date it is signed or for the duration of the claim.

I know that I, or my authorized representative, have a nitht to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

If an investigative consumer report is prepared in connection with my application, I request to be interviewed in connection with that report. [ ]

Statement of Understanding                                                                                       Yes   No
1.  Did you receive the policy prospectus for the plan of insurance requested? ................................  [X]   [ ]
2.  Did you receive the fund prospectus for the subaccount(s) to which you are allocating premiums? ...........  [X]   [ ]
3.  Do you believe that this policy will meet your insurance needs and financial objectives? ..................  [X]   [ ]
4.  DO YOU UNDERSTAND THAT:
     A. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, OR MAY EVEN BECOME ZERO,
        DEPENDING ON THE INVESTMENT RETURN OF THE INVESTMENT SUBACCOUNT? ......................................  [X]   [ ]
     B. THE ACCOUNT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RETURN OF THE INVESTMENT
        SUBACCOUNTS? ..........................................................................................  [X]   [ ]
     C. AN ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES,
        IS AVAILABLE UPON REQUEST? ............................................................................  [X]   [ ]

==========================================================================================================================
City, State In Which Owner Signed Application                                   anytown,   NY
--------------------------------------------------------------------------------------------------------------------------


Signature of Proposed Insured (Parent if Proposed Isured Under 15 Years)        /s/ John Doe         Date      6/15/01
                                                                                ------------
                                                                                    John Doe
--------------------------------------------------------------------------------------------------------------------------


Signature of Additional Proposed Insured                                        /s/ Jane Doe         Date      6/15/01
                                                                                ------------
                                                                                    Jahe Doe
--------------------------------------------------------------------------------------------------------------------------


Owner (if not Proposed Insured: Signatrure and any Title)                                            Date
--------------------------------------------------------------------------------------------------------------------------


Signature of Licenced Insurance Agent                                           /s/ Bill Smith       Date      6/15/01
                                                                                --------------
                                                                                    Bill Smith
--------------------------------------------------------------------------------------------------------------------------


Signature of Licenced Insurance Agent                                                                Date
==========================================================================================================================

Variable Life Insurance Application Agent's Report                                             Complete Fully In All Cases
--------------------------------------------------
Continued
==========================================================================================================================
1. If this application is to be issued on Monthly Bank Draft basis, and added to an established account, give the Insured's name and policy number.
   NA
--------------------------------------------------------------------------------------------------------------------------
2. If we need to ask questions about this application, who can best answer them?
   Agent
--------------------------------------------------------------------------------------------------------------------------
   Home Telephone                Work Telephone             Best Time to Call

   (800) 444-5555                (800) 666-7777             [X] AM     [ ] PM
--------------------------------------------------------------------------------------------------------------------------
3. Is the primary purpose of sale for business?          [ ] Yes    [X] No

   [ ] A Split Dollar*  [ ] B. Deferred Compensation  [ ] C. Executive Bonus [ ] D. Key Employee  [ ] E. Business Buy-Out
   [ ] F. Secure  Credit  *If split dollar. [ ] Endorsement  [ ] Coll. Assign. [ ] ER Pay All       [ ] Other
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
4. How long and how well have you known the insured? (If related, give relationship.)
   One year casual
==========================================================================================================================
STATEMENT

Do you have knowledge or reason to believe that replacement of insurance is involved?    [ ] Yes    [X] No
If "Yes," explain and submit a completed replacement form where required.

I represent that: [X] I have personally seen  [ ]  I have not personally seen (*) all the persons proposed for insurance; (2) I have truly and accurately recorded on this application the information as supplied by the
Proposed Insured, the Additional Proposed Insured and/or the Owner/Applicant; (3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of any of the persons proposed for insurance other than as indicated
in this application.

--------------------------------------------------------------------------------------------------------------------------
* Explain
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
Agent/Broker Mame (First, Middle, Last)                                                     Social Security/Tax ID No.
Bill Smith                                                                                  ###-##-####
--------------------------------------------------------------------------------------------------------------------------
Address (No. & St., City, State, Zip)          123 Broad St. (anytown), NY 00000
--------------------------------------------------------------------------------------------------------------------------
Telephone   (800) 666-7777                                 E mail                           bill.smith.com
--------------------------------------------------------------------------------------------------------------------------
Agent/Broker Code    00005                                 Managing Agency/Brokerage        Smith Agency
--------------------------------------------------------------------------------------------------------------------------
Comm.Split %    NA                                         Comm.    [ ]  NT     [X] T       [ ] L        [ ] HT
--------------------------------------------------------------------------------------------------------------------------


                                               /s/ Bill Smith
                                               --------------
Agent/Broker Signature (First, Middle, Last)   Bill Smith                                    Date   6/15/01
--------------------------------------------------------------------------------------------------------------------------
Agent/Broker Name                                                                            Social Security Tax ID NO.
--------------------------------------------------------------------------------------------------------------------------
Address(No. & St., City, State, Zip
--------------------------------------------------------------------------------------------------------------------------
Telephone
(    )                                                     E-mail
--------------------------------------------------------------------------------------------------------------------------
Agent/Broker Code                                          Managing Agency/Brokerage
--------------------------------------------------------------------------------------------------------------------------
Comm.Split %                                               Comm.    [ ]  NT     [ ] T       [ ] L       [ ]  HT
--------------------------------------------------------------------------------------------------------------------------


Agent/Broker Signature                                                                       Date
==========================================================================================================================

THESE NOTICES MUST ALWAYS BE GIVEN TO THE PROPOSED INSURED(S)/OWNER(S)/ APPLICANT(S)

--------------------------------------------------------------------------------

Investigative Consumer Report Notice

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. None of the information collected concerning the sexual orientation of the proposed insured will be used to determine his or her eligibility for insurance. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to:
Underwriting Department, GE Capital Life Assurance Company of New York, 6610 West Broad Street, Richmond, Virginia 23230.

Medical Information Bureau Disclosure Notice

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information you provide will be treated as confidential except that GE Capital Life Assurance Company of New York or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.
Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

GE Capital Life Assurance Company of New York or its reinsurers may also release information in its files to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

Temporary Insurance Application and Agreement (TIAA)
----------------------------------------------------
GE Capital Life Assurance Company of New York . 125 Park Avenue . New York, NY 10017
================================================================================
Notice to Proposed Insured(s) and Owner. Payment of the premium required may only be made at the same time that both the Application and this TIAA are completed. If GE Capital Life Assurance Company of New York (the Insurer) does not respond to you within 90 days, notify the Insurer at the above address. Make check payable to GE Capital Life Assurance Company of New York. Do not make check payable to the licensed insurance agent or leave the payee blank. Do not pay cash.

--------------------------------------------------------------------------------------------------
Temporary Insurance Application (Answer All Questions.)
--------------------------------------------------------------------------------------------------
                                                                                        Yes    No
Temporary insurance cannot begin and you should make no payment if any question below is answered "Yes" or left blank.

1.   Is any Proposed Insured(s) less than 15 days old or more than 70 years old
     (age nearest birthday) on the Date of this TIAA? ...............................   [ ]    [X]
2.   Does the total aggregate amount of insurance on any Proposed Insured's life in force with the Insurer under all policies, conditional receipts, or
     temporary insurance agreements exceed $1,000,000? ..............................   [ ]    [X]
3.   In the past 90 days, has any Proposed Insured(s) been admitted, or medically advised to be admitted, to a hospital or other licensed health care facility, had surgery performed or recommended, or been medically advised to have any diagnostic test (excluding an AIDS-related test) that was not
     completed? .....................................................................   [ ]    [X]
4.   In the past 5 years, has any Proposed Insured(s) had, been treated for, or been advised to be treated for, heart disease, stroke, cancer, or alcohol or
     drug dependence or abuse? ......................................................   [ ]    [X]
5.   Has a member of the medical profession diagnosed any Proposed Insured(s) as
     having Hepatitis C or Acquired Immunodeficiency Syndrome (AIDS)? ...............   [ ]    [X]

I/We represent that: (1) I/we have read and received a copy of this TIAA and agree to all of its terms and conditions; (2) I/we understand and agree that temporary insurance will not begin if any question above is answered "Yes" or left blank; (3) the answers given above are true to the best of my/our knowledge and belief, and I/we understand that, if they are false, temporary insurance may be denied or declined; (4) I/we understand that completing this TIAA does not guarantee that the Insurer will issue a policy on any Proposed Insured's life; and (5) I/we understand that the licensed insurance agent is not authorized to change or waive the terms of this TIAA.

--------------------------------------------------------------------------------
Signature of Proposed Insured           Signature of Additional Proposed Insured


                        /s/ John Doe                     /s/ Jane Doe
                        ---------------------            ---------------------
                        John Doe                         Jane Doe
--------------------------------------------------------------------------------
Signature of Owner (if other than Proposed Insured)      Date
                                                         6/15/01
--------------------------------------------------------------------------------
Temporary Insurance Agreement
--------------------------------------------------------------------------------
Agreement. Subject to the terms of the policy applied for (the "Policy") and this TIAA, the Insurer agrees to pay a Limited Amount to the beneficiaries listed in the Application upon receipt of due proof that the Proposed Insured(s) died while temporary insurance was in effect. The consideration for temporary insurance is the Temporary Insurance Application and payment of the first modal premium for the Policy. Internal Revenue Code Section 1035 exchanges and/or assignments of existing policies do not qualify as payments for purposes of this TIAA or for purposes of determining the amount of temporary insurance. (For purposes of this TIAA, a "Second-to-Die policy" is one that provides a single death benefit that is payable when the second of two insured persons dies.) If policy applied for is a second to die policy and any Proposed Insured dies and was found to be insurable, then the surviving Propose Insured, if insurable, will be offered the second-to-die policy.

Limited Amount if the Policy is a Single Life policy. The Limited Amount with respect to the Proposed Insured is the lesser of: (1) the amount of insurance that the Policy would have provided with respect to that Proposed Insured had it been issued; and (2) $1,000,000 minus the total aggregate amount of all insurance in force under all policies, conditional receipts and temporary insurance agreements issued by the Insurer on the life of the Proposed insured.

Limited Amount if the Policy is a Second-to-Die policy. The Limited Amount payable at the death of the second Proposed Insured is the lesser of (1) the amount of insurance that would have been provided by the Policy had it been issued and (2) $1,000,000 minus the total aggregate amount of all insurance in force under all policies, conditional receipts and temporary insurance agreements issued by the Insurer on the life of the second Proposed Insured to die. If both Proposed Insureds die simultaneously, it will be presumed that the younger of the two was the second to die.

Duration of Coverage-90 Day Maximum. Temporary Insurance begins on the Date of this TIAA. It will automatically end and the entire amount remitted will be returned without interest to or for the benefit of the Owner on the earliest of the following dates: (1) the date the Owner withdraws the application; (2) 45 days after the date the TIAA is signed if the Insurer has not received a properly completed and signed Application Part II- Medical History and all medical examinations and tests required by the insurer as set forth in its Initial Submission Guidelines; (3) the date the Insurer sends notice to the Owner at the address shown in the Application that the Insurer has declined to issue the Policy; and (4) 90 days after the Date the TIAA is signed. Temporary Insurance will also end on the date when insurance takes effect under the Policy; at which point the amount remitted will be applied to the Policy.

Payment of Claim -- Refund. If a claim is paid under this TIAA and it is determined that the amount remitted exceeded the minimum modal premium for the Limited Amount that is payable, the excess will be refunded to the beneficiary.

Other Limitations. (A) The Insurer's liability will be limited to a return of the amount remitted if (1) any part of the life insurance application or this TIAA contains a misrepresentation that is fraudulent or material to the Insurer; or (2) any Proposed Insured(s) dies by suicide. (B) This TIAA does not guarantee the Insurer will issue a life insurance policy or any special riders or endorsement thereto. (C) There is no coverage under this TIAA if the bank does not honor the check or draft submitted at payment.
--------------------------------------------------------------------------------
Licensed Insurance Agent's Statement
--------------------------------------------------------------------------------
Amount Remitted                          Person From Whom Received
                $1,485.60                                           JOHN DOE
--------------------------------------------------------------------------------

On the Date of this TIAA, I received the Amount Remitted in exchange for this TIAA. The TIAA bears the same date as the Application. I agree that I am not authorized to change or waive the terms of this TIAA and represent that I have not attempted to do so. I have read and explained the terms of this TIAA to the Proposed Insured(s) and Owner. I have left the Copy with the Owner.

--------------------------------------------------------------------------------

Part II Medical Application
---------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

----------------------------------------------------------------------------------------------------------------
Proposed Insured Name (First, Middle Initial, Last)                                Date of Birth(MM/DD/YYYY)
            JOHN DOE                                                                            06/01/1966
----------------------------------------------------------------------------------------------------------------
1. a. Name and address of your personal physician (If none, so state)
      DR. SAM JOHNSON
----------------------------------------------------------------------------------------------------------------
   b. Date and reason last consulted
      l/15/01 - ANNUAL PHYSICAL
----------------------------------------------------------------------------------------------------------------
   c. What treatment was given, tests recommended, or medication prescribed?
      NONE
----------------------------------------------------------------------------------------------------------------
2. Have you ever been treated for or had any indication of:                                            Yes    No
   a. Disorder of eyes, ears, nose or throat?
   b. Dizziness, fainting, convulsions, or headache; speech defect, paralysis or stroke; mental or
      nervous disorder? ............................................................................   [ ]   [X]
   c. Shortness of breath, persistant hoarseness, or cough, bronchitis,
      pleurisy, asthma, emphysema, tuberculosis, or any lung disorder?..............................   [ ]   [X]
   d. Chest pain, high blood pressure, stroke, rheumatic fever, heart murmur, heart attack, or
      other disorder of the heart or circulatory system? ...........................................   [ ]   [X]
   e. Cirrhosis, hepatitis, ulcer, colitis, diverticulitis, ileitis, jaundice, or any other disease
      of the liver, gall bladder, pancreas, stomach, or intestines? ................................   [ ]   [X]
   f. Sugar, albumin, blood, or pus in urine; nephritis; stone or other disorder of kidney or
      bladder? .....................................................................................   [ ]   [X]
   g. Disorder of the reproductive organs; prostate or testicular disease, or disease of the uterus,
      ovaries, or breasts; complications of pregnancy? .............................................   [ ]   [X]
   h. Diabetes; thyroid, or other endocrine disorders? .............................................   [ ]   [X]
   i. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or bones, including the spine,
      back or joints? ..............................................................................   [ ]   [X]
   j. Disorder of skin, lymph glands, cyst, tumor, or cancer? ......................................   [ ]   [X]
   k. Allergies, anemia, leukemia, or other blood disorder? ........................................   [ ]   [X]
3. Are you now under observation or treatment for any medical or mental condition? Explain. ........   [ ]   [X]
4. Have you had any change in weight in the past year? .............................................   [ ]   [X]
5. a. Have you ever been treated for alcoholism or drug habit? .....................................   [ ]   [X]
      Dates, Physician, Hospital ...................................................................
      ..............................................................................................
   b. Do you drink alcoholic beverages? (Amount and frequency) .....................................   [ ]   [X]
6. a. Do you now smoke cigarettes? .................................................................   [ ]   [X]
   b. Have you smoked in the past? If yes, when did you stop? ......................................   [ ]   [X]
   c. Do you use tobacco in other forms? If yes, what? .............................................   [ ]   [X]
7. Other than above, have you within the past five years:
   a. Had any mental or physical disorder? .........................................................   [ ]   [X]
   b. Had a check-up, consultation, illness, injury, surgery? ......................................   [X]   [ ]
   c. Taken medication on a regular basis? .........................................................   [ ]   [X]
   d. Been a patient in a hospital, clinic, or other medical facility? .............................   [ ]   [X]
   e. Had an electrocardiogram, X-ray, or other diagnostic test? ...................................   [ ]   [X]
   f. Been advised to have any diagnostic test, hospitalization, or surgery which was not
      completed? ...................................................................................   [ ]   [X]
8. Family History: Tuberculosis, diabetes, cancer, high blood pressure, heart or kidney disease,
   mental illness, or suicide? .....................................................................   [ ]   [X]

----------------------------------------------------------------------------------------------------------------
                             Age if Living?                 Cause of Death?               Age at Death?

----------------------------------------------------------------------------------------------------------------
Father
                                   70
----------------------------------------------------------------------------------------------------------------
Mother
                                   70
----------------------------------------------------------------------------------------------------------------
Brothers and Sisters
                                  25,30
----------------------------------------------------------------------------------------------------------------
DETAILS of "Yes" answers. (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS: Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)

     7.b.See item 1

----------------------------------------------------------------------------------------------------------------
The above statements and answers-are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be part of the application and are made to induce GE Capital Life Assurance Company of New York to issue the policy or contract applied for.
----------------------------------------------------------------------------------------------------------------


Proposed Insured      /s/ John Doe                      Dated on   6/20/01
                      ------------------
                      John Doe
----------------------------------------------------------------------------------------------------------------
Witness (Medical Examiner)

Part II Medical Application
---------------------------
GE Capital Life Assurance Company of New York
Continued

--------------------------------------------------------------------------------------------------------------------------
MEDICAL EXAMINER'S REPORT
--------------------------------------------------------------------------------------------------------------------------
                                                     Males Only                 Details of "Yes" answers. (Identify item.)
--------------------------------------------------------------------------------
9.   a.   Height        Weight      Chest (Full    Chest (Forced    Abdomen, at
          (In Shoes)    (Clothed)   Inspiration)   Expiration)      Umbilicus

     6    ft. 4 in.     170 lbs.    40 in.         38 in.           34 in.
--------------------------------------------------------------------------------

     b.   Did you weigh? [X] Yes [ ] No Did you measure? [X] Yes [ ] No

     c.   Is appearance unhealthy or older than stated age? [ ] Yes [X] No
--------------------------------------------------------------------------------
10.       Blood Pressure (Record ALL readings)
                                    --------------------------------------------
          Systolic                   120
                                    --------------------------------------------
                        4th phase
                                    --------------------------------------------
          Diastolic     5th phase     80
                                    --------------------------------------------
                                    --------------------------------------------
11.  Pulse:                         At Rest    After Excercise   3 Minutes Later
                                    --------------------------------------------
          Rate                        55             70               55
                                    --------------------------------------------
          Irregularities per min.      0              0                0
                                    --------------------------------------------
12.  Heart:      Is there any:
          Enlargement [ ] Yes [X] No    Dyspnea [ ] Yes [X] No
          Murmur(s)   [ ] Yes [X] No    Edema   [ ] Yes [X] No
                      (describe below--if more than one, describe separately)

                      ------------------
          Location

                      ------------------
                                                                       MLC

                                       Indicate:
          Constant         [X]  [ ]
          Inconstant       [ ]  [X]    Apex by            X
          Transmitted      [X]  [ ]    Murmur area by    ( )
          Localized        [X]  [ ]
          Systolic         [X]  [ ]    Point of greatest          [GRAPHIC]
          Presystolic      [X]  [ ]      intensity by    [ ]
          Diastolic        [X]  [ ]
          Soft(Gr. 1-2)    [X]  [ ]    Transmission by    >
          Mod.(Gr. 3-4)    [ ]  [X]
          Loud(Gr. 5-6)    [ ]  [X]    For comments and your impressions
          After exercise:
               Increased   [X]  [ ]
               Absent      [ ]  [X]
               Unchanged   [X]  [ ]
               Decreased   [ ]  [X]
13.  Is there on examination any abnormality of the following:
     (Circle applicable items and give details.)                      Yes     No
     a.   Eyes, ears, nose, mouth, pharynx? .......................   [ ]    [X]
          (If vision or hearing markedly impaired, indicate degree
           and correction.)
     b.   Skin (incl. scars); lymph nodes; varicose veins or
          peripheral arteries? ....................................   [ ]    [X]
     c.   Nervous system (include reflexes, gait, paralysis)? .....   [ ]    [X]
     d.   Respiratory system? .....................................   [ ]    [X]
     e.   Abdomen (include scars)? ................................   [ ]    [X]
     f.   Genitourinary system (include prostate)? ................   [ ]    [X]
     g.   Endocrine system (include thyroid and breasts)? .........   [ ]    [X]
     h.   Musculoskeletal system (include spine, joints,
          amputations, deformities)? ..............................   [ ]    [X]
14.  Are you aware of additional medical history? .................   [ ]    [X]
     (A confidential report may be sent to the Medical Director)
15.  Has an EKG, X-Ray or other study been ordered in connection
     with this examination? .......................................   [ ]    [X]
--------------------------------------------------------------------------------
Urinalysis: Obtain specimen at time of examination. Please use the specimen mailing kit provided.
--------------------------------------------------------------------------------
Name of Agent  Bill Smith                                       Date  6/20/01
--------------------------------------------------------------------------------


Examiner's Signature      /s/ Steve Jones, MD
                          -----------------------
                          Steve Jones
-------------------------------------------------------------------------------------------------------------------
I certify that I made this examination at      Examination made at: [X] my office           [ ] individual's office
                    10  [X] A.M. [ ] P.M.                           [ ] individual's home   [ ] other
-------------------------------------------------------------------------------------------------------------------
                                    123 Adams ST Anytowm, Ny 00000
-------------------------------------------------------------------------------------------------------------------

Part II Medical Application                 Do Not Detach - Please Type or Print
---------------------------
GE Capital Life Assurance Company of New York
Continued
================================================================================

TO COMPANY REPRESENTATIVE

IMPORTANT--In order to expedite this examination, the company representative should complete this part of the examination form. If not completed, it will delay this examination unnecessarily.
--------------------------------------------------------------------------------
Doctor  STEVE JONES                                      Date  6/20/01

--------------------------------------------------------------------------------
Please examine the person named below:
--------------------------------------------------------------------------------
Full name of person to be examined                       Date of birth
                                    JOHN DOE                   06/01/1966
--------------------------------------------------------------------------------
[X] Insured  [ ] Juvenile Purchase  [ ] Wife on Family Plan
[ ] Change Pol. No.
                   ------------------
--------------------------------------------------------------------------------
Address of person to be examined                         Telephone Number
        123 Main St., Anytown, NY 00000                        800-123-4567
--------------------------------------------------------------------------------
Agent/Broker   Bill Smith
--------------------------------------------------------------------------------
Amount of Insurance  $100,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Part II Medical Application - Authorization
-------------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

TO EXAMINING PHYSICIAN--This Authorization Must Be Signed And Dated By The Person Examined.

AUTHORIZATION

I authorize any physician, medical professional, hospital, clinic, medical care institution, insurer or reinsurer, the Medical Information Bureau, consumer reporting agency, employer, relative, friend or neighbor to disclose to GE Capital Life Assurance Company of New York, its reinsurers, or any consumer reporting agency acting on its behalf, medical and other information pertaining to me. The information that may be disclosed includes information relating to employment, other insurance coverage, past and present physical, mental, character, habits, avocations, finances, general reputation, credit or other personal characteristics.

I understand that GE Capital Life Assurance Company of New York will collect this information for the purpose of determining eligibility for insurance. I also understand that GE Capital Life Assurance Company of New York may review this information in connection with claims that are later submitted to it.

I agree that this authorization will be valid for two and one-half years from the date it is signed.

I know that I have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

If an investigative consumer report is prepared in connection with my application, [ ] I request to be interviewed in connection with that report.

--------------------------------------------------------------------------------


Signature of proposed insured   /s/ John Doe                    Date  6/20/01
                                -----------------
                                John Doe
--------------------------------------------------------------------------------

Part II Medical Application                 Do Not Detach - Please Type or Print
---------------------------
GE Capital Life Assurance Company of New York
Continued

================================================================================
TO--EXAMINER
To assure prompt payment of your fee this voucher must be completed properly.

MEDICAL DIRECTOR
GE Capital Life Assurance Company of New York
P.0. BOX 27601
RICHMOND, VIRGINIA 23261

================================================================================
Examining Physician's Voucher--To be completed by Examining Physician

--------------------------------------------------------------------------------
Name of Examining Physician (to be paid)              Social Security/Tax ID No.
                           Steve Jones MD                ###-##-####
--------------------------------------------------------------------------------
Street Address of Examining Physician
                           123 Adams St
--------------------------------------------------------------------------------
City                                           State       Zip
                           Anytown                   NY        00000
--------------------------------------------------------------------------------
Full Name of Person Examined                          Date
                          John Doe                         6/20/01
--------------------------------------------------------------------------------
Location Examined: [ ] Applicant's Home    [X] Doctor's Office       [ ] Other

================================================================================
HOME OFFICE USE ONLY

--------------------------------------------------------------------------------
[X] Examination     [ ] EKG         [ ] X-Ray       [ ] BSTT        [ ] Other

--------------------------------------------------------------------------------
Fee For This Exam
                    $50.00
================================================================================

Avocation Supplement
---------------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

==========================================================================================================================
Proposed                      Date of Birth                          Policy Number            Agency/Code
Insured  John Doe             (MM/DD/YY) 06/01/1966                        NA                    00005
--------------------------------------------------------------------------------------------------------------------------
PART A - VEHICLE RACING
--------------------------------------------------------------------------------------------------------------------------

1.  Check the type of racing in which you have participated, participate now or intend to participate in the future. State the category, sub-division, class, etc. (eg.:[ ] Sports Car IMSA. GT - T.) If you stopped racing, give the date of
                                                                ------------
    your last race.

    AUTOMOBILE

    [ ] Auto Crash                                                     [ ] Midget
                   -----------------------------------------------                ----------------------------------------
    [ ] Championship                                                   [ ] Sports Car
                    ----------------------------------------------                    ------------------------------------
    [ ] Drag Racing                                                    [ ] Sprint
                   -----------------------------------------------                ----------------------------------------
    [X] Formula    2000, 9/2000                                        [ ] Stock Car
                                                                                     -------------------------------------
    [ ] Kart                                                           [ ] Other
             -----------------------------------------------------               -----------------------------------------

    MOTORCYCLE

    [ ] Acrobatics                                                     [ ] Road Racing
                   -----------------------------------------------                     -----------------------------------
    [ ] Dirt Track                                                     [ ] Scramble
                   -----------------------------------------------                  --------------------------------------
    [ ] Drag Racing                                                    [ ] Other
                   -----------------------------------------------               -----------------------------------------

    MOTORBOAT

    [ ] Drag Racing                                                    [ ] Unlimited
                    ----------------------------------------------                   -------------------------------------
    [ ] Jet                                                            [ ] Other
            ------------------------------------------------------               -----------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                              Avg. speed of
    PERIOD          Number of races     Total miles raced     fastest race      Fastest speed     Any accident? (#)
--------------------------------------------------------------------------------------------------------------------------
1 - 2 years ago           12                    50               125 mph           180 mph                0
--------------------------------------------------------------------------------------------------------------------------
Last 12 months             0
--------------------------------------------------------------------------------------------------------------------------
Next 12 months             0
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
2.  Of what official sanctioning body are you a member?(eg.: Nascar)   3. What type of license do you hold? (e.g.: Novice)
                      None                                                                    None
--------------------------------------------------------------------------------------------------------------------------
4.  Are you a [ ] professional driver? [ ] semi-pro? [X] amateur?       5. Over what period of the year do you race?
                                                                           (eg.: six months, all year)
                                                                                           NA
--------------------------------------------------------------------------------------------------------------------------
6.  How long have you been racing?                                      7. Over what type of tracks (or body of water)
                                                                           do you normally race?
                    10 YEARS                                                             NA
--------------------------------------------------------------------------------------------------------------------------
8.  What is the length of the longest track?                            Shortest?
                    2.5 miles
--------------------------------------------------------------------------------------------------------------------------
9.  Do you participate in other sanctioned events?
                      NO
--------------------------------------------------------------------------------------------------------------------------
10. Do you own a racing vehicle? [ ] Yes [X] No                        If so, what is it?

--------------------------------------------------------------------------------------------------------------------------
11. Range of engine size you race                                      12. Date of last race
                      NA                                                                      9/2000
--------------------------------------------------------------------------------------------------------------------------
13. Additional information:

--------------------------------------------------------------------------------------------------------------------------
I represent that all statements and answers to the questions above are complete and true to the best of my knowledge and belief.
I agree that they form part of my application and become a part of any contract of insurance issued on such application.
--------------------------------------------------------------------------------------------------------------------------
Dated at                                                               Month/Day/Year
         Anytown, NY                                                                  6/15/01
--------------------------------------------------------------------------------------------------------------------------


Witness     /s/ Bill Smith                                    Signature of Proposed Inured     /s/ John Doe
            --------------                                                                     ------------
            Bill Smith                                                                         John Doe
--------------------------------------------------------------------------------------------------------------------------

Avocation Supplement
---------------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

============================================================================================================================
Proposed                      Date of Birth                          Policy Number        Agency/Code
Insured  John Doe             (MM/DD/YY) 06/01/1966                        NA                00005
----------------------------------------------------------------------------------------------------------------------------
PART B - Warter Diving
----------------------------------------------------------------------------------------------------------------------------
1.  Are you a   [ ] "splasher"   [ ] Skin-scuba diver   [ ] Helmet diver   [ ] Other
                                                                                        NA
----------------------------------------------------------------------------------------------------------------------------
2.  Are you a member of an organization or club?   [ ] Yes   [ ] No    Name

----------------------------------------------------------------------------------------------------------------------------
                                                                                             -------------------------------
3.  What certification do you hold?                                                                 NUMBER OF DIVES
                                                                                             -------------------------------
--------------------------------------------------------------------      DEPTH OF DIVES     1-2yrs   Last 12   Next 12
4.  How long have you been diving?                                                            ago      months    months
                                                                       -----------------------------------------------------
--------------------------------------------------------------------   Though 60 ft.
5.  How many dives have you made in total?                             -----------------------------------------------------
                                                                       Between 61 & 75 ft.
--------------------------------------------------------------------   -----------------------------------------------------
6.  Date of last dive                                                     .  76 &  100 ft.
                                                                       -----------------------------------------------------
--------------------------------------------------------------------      .  101 & 150 ft.
7.  Maximum depth attained?                                            -----------------------------------------------------
                                                                       Over 150 ft.
--------------------------------------------------------------------   -----------------------------------------------------
8.  Do you dive for pleasure?   [ ] Yes   [ ] No

----------------------------------------------------------------------------------------------------------------------------
9.  Do you ever do underwater recovery or salvage work?    [ ] Yes   [ ] No    If so, do you get paid?   [ ] Yes   [ ] No

----------------------------------------------------------------------------------------------------------------------------
10. Are you a commercial diver?   [ ] Yes   [ ] No
11. Do you do exploration, research or photography diving?   [ ] Yes   [ ] No
----------------------------------------------------------------------------------------------------------------------------
12. What is the location of your diving? (eg.: ocean, lake)            13. What equipment do you use?

----------------------------------------------------------------------------------------------------------------------------
14. Additional Information:

----------------------------------------------------------------------------------------------------------------------------
PART C-SKY DIVING
----------------------------------------------------------------------------------------------------------------------------
1.  Are you a member of the USPA?   [ ] Yes   [ ] No   Other organization?(Name)  NA
----------------------------------------------------------------------------------------------------------------------------
2.  Are all of your jumps made under the auspices of the USPA or                              ------------------------------
    organization to which you belong?   [ ] Yes   [ ] No                                             NUMBER OF JUMPS
                                                                                              ------------------------------
------------------------------------------------------------------------------------------    1-2yrs   Last 12   Next 12
3.  What class of license do you hold?   [ ] A   [ ] B   [ ] C   [ ] D   [ ] Instructor        ago      months    months
                                                                                              ------------------------------
----------------------------------------------------------------------------------------------------------------------------
4.  How long have you been jumping?

----------------------------------------------------------------------------------------------------------------------------
5.  How many jumps have you made in total?                         6. Date of last jump

----------------------------------------------------------------------------------------------------------------------------
7.  What is the highest altitude from                              8. What is the lowest altitude at which you have ever
    which you have ever jumped?                                        opened your parachute?
----------------------------------------------------------------------------------------------------------------------------
9.  Do you participate in exhibitions or competitions?             10. Do you do "delay jumps" or other maneuvers?
                                                                       [ ] Yes   [ ] No
----------------------------------------------------------------------------------------------------------------------------
11. How many "delay jumps" have you made to date?

----------------------------------------------------------------------------------------------------------------------------
12. Are you paid for any sky diving activity?   [ ] Yes   [ ] No   Explain

----------------------------------------------------------------------------------------------------------------------------
13. Where do you usually do your jumping?

----------------------------------------------------------------------------------------------------------------------------
14. Additional information:

----------------------------------------------------------------------------------------------------------------------------
I represent that all statements and answers to the questions above are complete and true to the best of my knowledge and belief.

I agree that they form part of my application and become a part of any contract of insurance issued on such application
----------------------------------------------------------------------------------------------------------------------------
Dated  Anytown, NY                                                 Month/Day/Year  6/15/01

----------------------------------------------------------------------------------------------------------------------------


                                                                   /s/ John Doe
                                                                   ------------
                                                                       John Doe
----------------------------------------------------------------------------------------------------------------------------

Alcohol Use Questionnaire
-------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

============================================================================================================================
Proposed Insured  JOHN DOE                                    Date of Birth  06-01-1966
----------------------------------------------------------------------------------------------------------------------------
1.  Do you presently use alcoholic beverages?  [ ] Yes        If "No," date of last drink
                                               [X] No                    NA
----------------------------------------------------------------------------------------------------------------------------
    If "Yes," please indicate quantity:  Beer(Cans)   Wine(Glasses)   Liquor (Ounces)
                              ---------------------------------------------------------
                              Daily
                              ---------------------------------------------------------
                              Weekly
                              ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
2.  Did you ever drink substantially?          [ ] Yes                  IF "Yes," during what time period?
                                               [X] No                   From                     To
----------------------------------------------------------------------------------------------------------------------------
   IF "Yes," please indicate quantity: Beer(Cans)   Wine(Glasses)   Liquor (Ounces)
                              ---------------------------------------------------------
                              Daily
                              ---------------------------------------------------------
                              Weekly
                              ---------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    Why did you change your drinking habits?  NA
----------------------------------------------------------------------------------------------------------------------------
3.  Are you active in Alcoholics Anonymous or other recovery groups?    [ ] Yes  [X] No  How long?
                                                                                                 ---------------------------
    Have you ever joined and then left Alcoholics Anonymous or other recovery groups?   [ ] Yes [X] No
----------------------------------------------------------------------------------------------------------------------------
    Reason

----------------------------------------------------------------------------------------------------------------------------
4.  Have you ever consulted a doctor or received treatment because of alcohol use? [ ] Yes [X] No
    If "Yes," indicate name and address of any doctor, hospital or treatment center and dates of treatment:
----------------------------------------------------------------------------------------------------------------------------
    Name and Address of Doctor                                Hospital or Treatment Center          Dates

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
5.  Are you ,presently taking, or have you ever taken Antabuse or any other medication to control your drinking? [ ] Yes [ ] No
    If "Yes," please indicate date last used and name of doctor who prescribed it:
----------------------------------------------------------------------------------------------------------------------------
    Date Last Used                                            Prescribed By
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
6.  Have you ever been arrested for driving under the influence of alcohol?  [ ] Yes  [X] No   If "Yes," give dates:

7.  Driver's license number:  123-45-6789

8.  Have you ever used any other drugs, except over the counter drugs or those prescribed by a physician? [ ] Yes  [X] No
    (If answered "Yes," please complete Drug Usage Questionnaire.)
----------------------------------------------------------------------------------------------------------------------------
9.  Remarks:
============================================================================================================================
I represent that all statements and answers to the questions above are complete and true to the best of my knowledge and belief.
I agree that they form part of my application and become a part of any contract of insurance issued on such application.
----------------------------------------------------------------------------------------------------------------------------
Dated at  Anytown,NY                                          Month/Day/Year  6/15/01
----------------------------------------------------------------------------------------------------------------------------


Witness    /s/ Bill Smith                                     Signature of Proposed Insured    /s/ John Doe
           --------------                                                                      ------------
           Bill Smith                                                                          John Doe
----------------------------------------------------------------------------------------------------------------------------

GE Capital Life Assurance Company of New York

[LOGO] Drug Usage Questionnaire
----------------------------------------------------
       GE Capital Life Assurance Company of New York
       125 Park Avenue
       New York, NY 10017

====================================================================================================================================
Proposed Insured  JOHN DOE                                    Date of Birth  06/01/1966
------------------------------------------------------------------------------------------------------------------------------------
1. Are you now using or have you used during the last ten (10) years any of the following drugs:                   Yes    No
   a. Opium derivatives: Heroin, Morphine, Demerol, Methadone, Codeine, Percodan, Dilaudid........................ [ ]    [X]
   b. Barbiturates: Amytal, Phenobarbital, Seconal, Nembutal, Pentobarbital....................................... [ ]    [X]
   c. Marijuana: Hashish, Cannabis................................................................................ [ ]    [X]
   d. Amphetatmines: Benzedrine, Dexedrine, Methedrine, Preludin, Ice............................................. [ ]    [X]
   e. Cocaine, Crack.............................................................................................. [ ]    [X]
   f. Hallucinogen: LSD, DMT, Mescaline, Peyote, Psilocybin, PCP.................................................. [ ]    [X]
   g. Sedatives and Tranquilizers: Librium, Valium, Quaalude, Dalmane, Placidyl................................... [ ]    [X]
------------------------------------------------------------------------------------------------------------------------------------
2. Were any of the above prescribed by a physician?    Yes [ ] No [ ] If "Yes," which?
                                                                                        NA
------------------------------------------------------------------------------------------------------------------------------------
3. If "Yes" answers in 1 or 2, please give details.
   ---------------------------------------------------------------------------------------------------------------------------------
                   Usual             Frequency of       How Taken                                   Date
   Type            Quantity          Use                (Oral, Injection, Inhaled, Smoked, Etc.)    From-To
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

4. Except those prescribed by a physician, are you now using or have you used during the last ten (10) years any other drugs not listed in number 1 above? [ ] Yes [X] No If "Yes," explain.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5. Have you ever sought medical treatment because of drug usage?  [ ] Yes [X] No
   If "Yes," state dates and names of doctors and institutions consulted:
------------------------------------------------------------------------------------------------------------------------------------
Dates              Name of Doctor(s)                          Institutions

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6. Have you ever been arrested for any drug-related activity? [ ] Yes [X] No

------------------------------------------------------------------------------------------------------------------------------------
7. Remarks:

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
I represent that all statements and answers to the questions above are complete and true to the best of my knowledge and belief.
I agree that they form part of my application and become a part of any contract of insurance issued on such application.
------------------------------------------------------------------------------------------------------------------------------------
Dated at  Anytown NY                                          Month/Day/Year  06/15/01
------------------------------------------------------------------------------------------------------------------------------------


Witness    /s/ Bill Smith                                     Signature of Proposed Insured     /s/ John Doe
           ----------------                                                                     ----------------
           Bill Smith                                                                           John Doe
------------------------------------------------------------------------------------------------------------------------------------

Smoking Questionnaire
---------------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

====================================================================================================================================
Proposed Insured                                                     Date of Birth
         JOHN DOE                                                               06/01/1966
------------------------------------------------------------------------------------------------------------------------------------

1. Are you now a cigarette smoker?     [ ] Yes [ ] No [X] Never Smoked

2. How much do you smoke?
                                        NA
   [ ] Less than 1/2  pack/day

   [ ] Less than 1 pack/day

   [ ] More than 1 pack/day

   [ ] More than 2 packs/day

------------------------------------------------------------------------------------------------------------------------------------
3. How long have you smoked cigarettes?
                                        NA
------------------------------------------------------------------------------------------------------------------------------------
4.  If you ever smoked cigarettes and stopped, what was the date you last stopped?   Month/Year
                                                                                                    NA
------------------------------------------------------------------------------------------------------------------------------------
5.  Have you used tobacco in any other form during the past twelve months?  [ ] Yes [X] No

    If "Yes," please check which one(s):

    [ ] Chewing Tobacco  [ ] Cigar  [ ] Pipe   [ ] Snuff  [ ] Other
====================================================================================================================================

I represent that all statements and answers to the questions above are complete and true to the best of my knowledge and belief. I agree that they form part of my application and become a part of any contract of insurance issued on such application.

------------------------------------------------------------------------------------------------------------------------------------
Dated at                                                             Month/Day/Year
         Anytown NY                                                             06/15/01
------------------------------------------------------------------------------------------------------------------------------------


Witness    /s/ Bill Smith                                     Signature of Proposed Insured    /s/ John Doe
           ----------------                                                                    ----------------
           Bill Smith                                                                          John Doe
------------------------------------------------------------------------------------------------------------------------------------

Diabetic Questionnaire
---------------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10017

====================================================================================================================================
Proposed Insured                                                                   Date of Birth
                      JOHN DOE                                                                     06/01/1966
------------------------------------------------------------------------------------------------------------------------------------
1. When was the diabetes first diagnosed?                                          Date or Your Age at Time of Diagnosis
                                           NA                                                                               NA
------------------------------------------------------------------------------------------------------------------------------------
Name of Physician                                                                  Address Physician
                                           NA
------------------------------------------------------------------------------------------------------------------------------------
2.  Height                             Weight       lbs.                           Weight two years ago           lbs.
              6'4"                                       170                                             SAME
------------------------------------------------------------------------------------------------------------------------------------
3. Are you receiving treatment or are you under supervision now? [ ] Yes           Date of Last Visit
                                                                 [X] No
------------------------------------------------------------------------------------------------------------------------------------
Name Physician                                                                     Address of Physician
                                    NA
------------------------------------------------------------------------------------------------------------------------------------
4. What is the therapy at present?  A. Diet only   [X] Yes [ ] No  B. Insulin [ ] Yes [X] No   C. Oral Medication [ ] Yes [X] No
------------------------------------------------------------------------------------------------------------------------------------
Units (Per Day)                                                                    Name
                   NA
------------------------------------------------------------------------------------------------------------------------------------
5. When was your last blood sugar test taken?                                      Result
                                               NA
------------------------------------------------------------------------------------------------------------------------------------
    Who performed the test? Full Name                                              Address
------------------------------------------------------------------------------------------------------------------------------------
6. Do you regularly test your urine or blood for sugar?                            Usual Results
                                                         NA
------------------------------------------------------------------------------------------------------------------------------------
    Date of Last Test                                                              Result of Last Test
------------------------------------------------------------------------------------------------------------------------------------
7. When was your last glycohemoglobin test?                                        Result
                                             NA
------------------------------------------------------------------------------------------------------------------------------------
    Who performed the test? Full Name                                              Address
------------------------------------------------------------------------------------------------------------------------------------
8. a. Have you ever been in a diabetic coma? [ ] Yes  [X] No   Number of Times     Dates
------------------------------------------------------------------------------------------------------------------------------------
   b. Have you ever had insulin shock?       [ ] Yes  [X] No   Number of Times     Dates
------------------------------------------------------------------------------------------------------------------------------------
   c. If 8.A. and/or 8.B. is answered "Yes," please advise the names of the physicians seen and the hospitals used for the most recent episodes of each:
------------------------------------------------------------------------------------------------------------------------------------
      Name of Physician                                       Hospital

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9. Have you ever had or been told you had any of the following? (Please Indicate "Yes" or "No")
   Changes in Vision or Retinopathy  [ ] Yes  [X] No  Kidney Disease              [ ] Yes [X] No     Hypertension     [ ] Yes [X] No
   Laser Therapy                     [ ] Yes  [X] No  Albumin pr Protein in Urine [ ] Yes [X] No     High Cholesterol [ ] Yes [X] No
Heart Disease                        [ ] Yes  [X] No  Numbness or Neuropathy      [ ] Yes [X] No     Skin Ulcers      [ ] Yes [X] No
------------------------------------------------------------------------------------------------------------------------------------
   Details of any "Yes" answers, including names and physicians and dates:

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10. Has an electrocardiogram been taken?   [ ] Yes  [X] No (If "Yes," give date and by whom)
------------------------------------------------------------------------------------------------------------------------------------
    Date                                                             By Whom

====================================================================================================================================
I represent that all-statements and answers to the questions above are complete and true to the best of my knowledge and belief.
I agree that they form part of my application and become a part of any contract of insurance issued on such application.
------------------------------------------------------------------------------------------------------------------------------------
Dated at                                                             Month/Day/Year
         Anytown NY                                                             06/15/01
------------------------------------------------------------------------------------------------------------------------------------


Witness     /s/ Bill Smith                                    Signature of Proposed Insured     /s/ John Doe
            ------------------                                                                  ------------------
            Bill Smith                                                                          John Doe
------------------------------------------------------------------------------------------------------------------------------------

Foreign Residence/Travel Questionnaire
--------------------------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10071

=======================================================================================================================
Proposed Insured                                                                Date of Birth(MM/DD/YYYY)
                   JOHN DOE                                                                               06/01/1966
-----------------------------------------------------------------------------------------------------------------------
BirthPlace                                                                      Citizenship
                    NY                                                                     USA
-----------------------------------------------------------------------------------------------------------------------
Visa  [ ] Yes  [X] No     Type   [ ] Permanent  [ ] Temporary

-----------------------------------------------------------------------------------------------------------------------
Current Occupation
                    OFFICE MANAGER
-----------------------------------------------------------------------------------------------------------------------
Describe Duties
                    MANAGE DEPARTMENT
-----------------------------------------------------------------------------------------------------------------------
List the foreign location where applicant plans to live and/or travel and the duration
City                            Country                         From(date)                              To(Date)
-----------------------------------------------------------------------------------------------------------------------
          NONE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Indicate reason for foreign residence (Student, Missionary, Government Employee, Business, Pleasure, etc.)
-----------------------------------------------------------------------------------------------------------------------
          NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Indicate type of work enviornment anticipated (Metropolitan area, Rural/agricultural area, Primitive/Native area, etc.)
-----------------------------------------------------------------------------------------------------------------------
          NA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Comments
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
I represent that all statements and answers are complete and true to the best of my knowledge and belief. I agree that they form part of my application and become a part of any contract of insurance issued on such application.
-----------------------------------------------------------------------------------------------------------------------


Proposed Insured Signature     /s/ John Doe                   Date  06/15/01
                               -----------------
                               John Doe
-----------------------------------------------------------------------------------------------------------------------


Witness Signature    /s/ Bill Smith                           Date  06/15/01
                     -----------------
                     Bill Smith
-----------------------------------------------------------------------------------------------------------------------

Military Supplement
-------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10071

================================================================================================================================
Proposed                        Date of Birth                           Policy Number                   Agency/Code
Insured   JOHN DOE              (MM/DD/YYYY)   06/01/1966                           NA                              00005
--------------------------------------------------------------------------------------------------------------------------------
ON ACTIVE DUTY
--------------------------------------------------------------------------------------------------------------------------------
1. a. Branch of armed forces                                             b. Present unit & Type
                               NA
--------------------------------------------------------------------------------------------------------------------------------
   c. Location                         d. Rank                     e. Pay grade                  f. Military Specialty (occ.)

--------------------------------------------------------------------------------------------------------------------------------
2. a. Length of service              b. Overseas? [ ] Yes from          to                 c. Last location
                                                               --------    --------
                                                  [ ] No
--------------------------------------------------------------------------------------------------------------------------------
3. a. Are you aware of early overseas duty? [ ] Yes                     b. Where
                                            [ ] No
--------------------------------------------------------------------------------------------------------------------------------
4. a. Are you receiving flight pay? [ ] Yes        b. Jump pay? [ ] Yes        c. Hazardous duty pay?(Explain) [ ] Yes
                                    [ ] No                      [ ] No                                          [ ] No
--------------------------------------------------------------------------------------------------------------------------------
5. Do you fly or ride in military aircraft while in the performance of your duties? [ ] Yes [ ] No
   If so, answer appropriate questions on the reverse side.
--------------------------------------------------------------------------------------------------------------------------------
6. Date of retirement or Estimated Time of Separation (ETS)

--------------------------------------------------------------------------------------------------------------------------------
NON-ACTIVE DUTY
--------------------------------------------------------------------------------------------------------------------------------
1. a. Present status: [ ] Active (Ready) Reserve or National Guard   [ ] Inactive (Standby) Reserve or National Guard   [ ] ROTC
            NA
--------------------------------------------------------------------------------------------------------------------------------
                      [ ] Discharged or retired                             Type of discharge

--------------------------------------------------------------------------------------------------------------------------------
2. a. Branch of armed forces                                                b. Present unit & type

--------------------------------------------------------------------------------------------------------------------------------
   c. Rank                                   d. Pay grade                            e. Military specialty (occ.)

--------------------------------------------------------------------------------------------------------------------------------
3. a. Length of service              b. Overseas? [ ] Yes from          to                 c. Last location
                                                               --------    --------
                                                  [ ] No
--------------------------------------------------------------------------------------------------------------------------------
4. Do you fly or ride in military aircraft while in the performance of your duties? [ ] Yes [ ] No
   If so, answer appropriate questions on the reverse side.
--------------------------------------------------------------------------------------------------------------------------------
5. Do you have knowledge of a change in status? (If yes, explain.) [ ] Yes [ ] No

--------------------------------------------------------------------------------------------------------------------------------
OTHERS
--------------------------------------------------------------------------------------------------------------------------------
1. Have you registered? [X] Yes [ ] No

--------------------------------------------------------------------------------------------------------------------------------
2. a. What is your draft classification?                                    b. If not 1A, give reasons
                                            NA
--------------------------------------------------------------------------------------------------------------------------------
   c. If deferred, date deferment ends

--------------------------------------------------------------------------------------------------------------------------------
3. Have you had or have you been called for pre-induction medical examination? [ ] Yes                  Date
                                                                               [X] No
--------------------------------------------------------------------------------------------------------------------------------
4. Are you aware of early entry on active duty or do you intend to volunteer for military service? [ ] Yes [X] No
   (Explain).
--------------------------------------------------------------------------------------------------------------------------------
I hereby declare that the information recorded above is true and complete to the best of my knowledge and belief, and I agree that it shall be a part of my application.
Dated at (City,State)                                                       On (MM/DD/YYYY) Proposed Insured


                 Anytown, NY                                                06/15/2001                /s/ John Doe
                                                                                                      -----------------
                                                                                                          John Doe

--------------------------------------------------------------------------------------------------------------------------------


Witness    /s/ Bill Smith                                     Applicant if other than Proposed Insured
           ------------------
           Bill Smith
--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF AVIATION EXCLUSION PROVISIONS
--------------------------------------------------------------------------------------------------------------------------------
1. Partial Rider - Used primarily on pilots, crew members and military risks. Risks Not Assumed Under the Policy - Death resulting directly or indirectly from any kind of travel in or descent or fall from or with, any kind of aircraft (1) while the insured is acting as a pilot or member of the crew, (2) while the aircraft is being operated for aviation or aeronautic training or (3) while the insured is in the military, naval, or air forces of any nation and is not a passenger on a licensed aircraft operated by a duly organized passenger carrier on a regular schedule between definitely established airports.

2. Total Rider - Used primarily on civilians flying excessively on non-scheduled flights. Risks Not Assumed Under the Policy -
   Death of the insured as a result of any kind of service, travel or flight in, on or about, or as a result of descending from any species of aircraft, except as a fare-paying passenger in a licensed commercial aircraft operating on a regular schedule with a licensed pilot over an established airline.


Aviation Supplement
-------------------
GE Capital Life Assurance Company of New York
125 Park Avenue
New York, NY 10071

====================================================================================================================================
Proposed                        Date of Birth                           Policy Number                   Agency/Code
Insured   JOHN DOE              (MM/DD/YYYY)   06/01/1966                            NA                              00005
====================================================================================================================================
1. What certificate do you hold? [ ] Student  [ ] Private  [ ] Commercial  [ ] Other  NONE
                                 NA
------------------------------------------------------------------------------------------------------------------------------------
   Issue date

------------------------------------------------------------------------------------------------------------------------------------
2. What rating do you hold? [ ] Air Transport(ATR)  [ ] Instrument Flight (IFR)  [ ] Multi-engine Class

------------------------------------------------------------------------------------------------------------------------------------
   Issue date                                               [ ] None

------------------------------------------------------------------------------------------------------------------------------------
3. In what capacity do you fly? [ ]Pilot  [ ] Co-pilot  [ ] Crew member  [ ] Other

------------------------------------------------------------------------------------------------------------------------------------
4. How long have you been flying?                                           Date of last flight
                                 NA                                                                NA
------------------------------------------------------------------------------------------------------------------------------------
5. How many hours flown as Pilot in Command(P.I.C.)                         Do you fly with a co-pilot?      [ ] Yes  [ ] No
                                 NA                                                                             NA
------------------------------------------------------------------------------------------------------------------------------------
6. How many total hours flown? As a crew member                            In other capacity                (Capacity)
                                                 NA                                               NA
------------------------------------------------------------------------------------------------------------------------------------
7. Do you ever fly outside the U.S.? [ ] Yes  [X] No               How often?                    Where?
                                                                                 NA                       NA
------------------------------------------------------------------------------------------------------------------------------------
8. What type of aircraft do you fly? [ ] Fixed wing  [ ] Single engine  [ ] Propeller  [ ] Other
                                     [ ] Rotary Wing [ ] Multi-engine   [ ] Jet
                                                                                                           NA
------------------------------------------------------------------------------------------------------------------------------------
9. Have you ever been cited for an FAA violation? [ ] Yes  [ ] No
10.Have you ever had an aircraft accident? [ ] Yes  [ ] No              NA
------------------------------------------------------------------------------------------------------------------------------------
                                Approx hrs. as Pilot or Co-pilot      Approx.hrs. as Crew member         Approx. hrs. a Passenger
                                ----------------------------------------------------------------------------------------------------
TYPE OF FLYING                  25-36   13-24   Last 12  Next 12  25-36   13-24   Last 12  Next 12  25-36   13-24   Last 12  Next 12
                                mo.ago  mo.ago  months   months   mo.ago  mo.ago  months   months   mo.ago  mo.ago  months   months
------------------------------------------------------------------------------------------------------------------------------------
NON-COMMERCIAL
  Personal business...........
                                ----------------------------------------------------------------------------------------------------
  Instruction as a student....
                                ----------------------------------------------------------------------------------------------------
COMMERCIAL
  Corporate business..........
                                ----------------------------------------------------------------------------------------------------
  Scheduled airline...........                                                                        --      --      --        --
                                ----------------------------------------------------------------------------------------------------
  Non-scheduled carrier.......
                                ----------------------------------------------------------------------------------------------------
  Flight instructor...........
                                ----------------------------------------------------------------------------------------------------
  Crop dusting................                                                                        --      --      --        --
                                ----------------------------------------------------------------------------------------------------
  Other-Give details in #16...
                                ----------------------------------------------------------------------------------------------------
MILITARY SERVICE
------------------------------------------------------------------------------------------------------------------------------------

12.Do you contemplate any type of flying not recorded above? [ ] Yes  [X] No

------------------------------------------------------------------------------------------------------------------------------------
13.If you fly in the Military, give type of aircraft used (alphabetic and numeric code and description), from where and over where flown, and in what capacity (navigator, paratrooper, etc.)
                                                                             NA
------------------------------------------------------------------------------------------------------------------------------------
14.Do you own or have a financial interest in an aircraft? [ ] Yes  [X] No

------------------------------------------------------------------------------------------------------------------------------------
15.Describe purpose and nature of flying you do:
                                                               NA
------------------------------------------------------------------------------------------------------------------------------------
16.Additonal information

------------------------------------------------------------------------------------------------------------------------------------
17.NOTE: If your aviation activities do not permit standard insurance, [ ] do you  desire full coverage at an extra premium? or [ ]
   restricted coverage with one of the aviation exclusion provisions? (See explanation of aviation exclusion provisions on reserve side)
                                       NA
------------------------------------------------------------------------------------------------------------------------------------
I hereby declare that the information recorded above is true and complete to the best of my knowledge and belief, and I agree that it shall be a part on my application.
Dated at (City, State)                                                          On (MM/DD/YYYY) Proposed insured


                      Anytown, NY                                                  06/15/2001      /s/ John Doe
                                                                                                   --------------------
                                                                                                       John Doe
------------------------------------------------------------------------------------------------------------------------------------


Witness   /s/ Bill Smith                                      Applicant if other than Proposed Insured
          --------------------
          Bill Smith
------------------------------------------------------------------------------------------------------------------------------------